INCOME TAXES - Deferred Tax Assets (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Allowance for loan losses	$ 2,076
Depreciation and amortization	94,880
Leaseholds	6,489
Accrued expenses	23,816
Deposits	7,787
Net operating losses	211,560
Other	17,036
Total deferred tax assets	363,644
Less valuation allowance	(363,192)
Net deferred tax assets	$ 452